UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 8, 2012

KILROY REALTY CORPORATION

KILROY REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Kilroy Realty Corporation)	001-12675 (Kilroy Realty Corporation)	95-4598246 (Kilroy Realty Corporation)
Delaware (Kilroy Realty, L.P.)	000-54005 (Kilroy Realty, L.P.)	95-4612685 (Kilroy Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                     REGULATION FD DISCLOSURE

On February 8, 2012, Kilroy Realty Corporation (the “Company,” “we,” “us” or “our”) issued a press release.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information included on this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. This Item 7.01 in this Current Report on Form 8-K (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01                                     OTHER EVENTS

United States Federal Income Tax Considerations

The information included on this Current Report on Form 8-K under this Item 8.01 (including Exhibit 99.2 hereto) provides a summary of certain United States federal income tax considerations relevant to an investment in equity securities of the Company.  This summary shall also be deemed incorporated by reference in any document subsequently filed by the Company or the Company and Kilroy Realty, L.P. (the “Operating Partnership”) under the Securities Act of 1933, as amended, to the extent expressly set forth by specific reference in such document and supersedes, in its entirety, each section entitled “Material Federal Income Tax Considerations” or “United States Federal Income Tax Considerations” contained or incorporated by reference, if applicable, in registration statements filed by the Company or the Company and the Operating Partnership under the Securities Act of 1933, as amended, remaining effective as of, and filed prior to, the date of this Current Report on Form 8-K, or in any Current Report on Form 8-K filed prior to the date of this Current Report.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1                           Press Release dated February 8, 2012 issued by Kilroy Realty Corporation

99.2                           United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Date:  February 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION,
Its general partner

By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller

Date:  February 8, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 8, 2012 issued by Kilroy Realty Corporation
99.2	United States Federal Income Tax Considerations